SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2002

POOLED AUTO SECURITIES SHELF LLC
(Exact Name of Registrant as Specified in its charter)

Delaware	333-89858	52-2233151
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.

One Wachovia Center, TW-9 Charlotte, North Carolina	28288
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 715-6030

Item 5.    Other Events.

Filing of Certain Agreements:

On December 5, 2002, Pooled Auto Securities Shelf LLC (the “Company”) entered into an amended and restated trust agreement, dated as of December 1, 2002 (the “Trust Agreement”), between the Company, as depositor, The Bank of New York (Delaware), as Delaware trustee (the “Delaware Trustee”), and The Bank of New York, as trustee (the “Owner Trustee”). The Trust Agreement is attached hereto as Exhibit 4.1.

On December 5, 2002, CarMax Auto Owner Trust 2002-2 (the “Issuer”) and Wells Fargo Bank Minnesota, National Association, as trustee (the “Indenture Trustee”), entered into an indenture, dated as of December 1, 2002 (the “Indenture”). The Indenture is attached hereto as Exhibit 4.3.

On December 5, 2002, the Company entered into a sale and servicing agreement, dated as of December 1, 2002 (the “Sale and Servicing Agreement”), among the Company, as depositor, the Issuer and CarMax Auto Superstores, Inc. (“CarMax”), as seller and servicer. The Sale and Servicing Agreement is attached hereto as Exhibit 10.1.

On December 5, 2002, the Company entered into an administration agreement, dated as of December 1, 2002 (the “Administration Agreement”), among the Company, CarMax, as administrator, and the Indenture Trustee. The Administration Agreement is attached hereto as Exhibit 10.2.

On December 5, 2002, the Company entered into a receivables purchase agreement, dated as of December 1, 2002 (the “Receivables Purchase Agreement”), between CarMax, as seller, and the Company, as purchaser. The Receivables Purchase Agreement is attached hereto as Exhibit 10.3.

Filing of Financial Guaranty Insurance Policy:

The Company is filing herewith the financial guaranty insurance policy which was issued by MBIA Insurance Corporation (the “Insurer”) (the “Policy”) in connection with the Issuer. The Policy is attached hereto as Exhibit 10.4.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b)  Not Applicable.

(c)  Exhibits.

4.1	Amended and Restated Trust Agreement, dated as of December 1, 2002, among the Company, as depositor, the Delaware Trustee and the Owner Trustee.

4.3	Indenture, dated as of December 1, 2002, between the Issuer and the Indenture Trustee.

10.1	Sale and Servicing Agreement, dated as of December 1, 2002, among the Company, as depositor, the Issuer and CarMax, as seller and servicer.

10.2	Administration Agreement, dated as of December 1, 2002, among the Company, CarMax, as administrator, and the Indenture Trustee.

10.3	Receivables Purchase Agreement, dated as of December 1, 2002, between CarMax, as seller, and the Company, as purchaser.

10.4	Policy, dated December 5, 2002, which was issued by the Insurer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POOLED AUTO SECURITIES SHELF LLC

By:	/s/ Curtis A. Sidden, Jr.
Curtis A. Sidden, Jr.
Vice President

Dated:  December 12, 2002

Exhibit Index

Exhibit	Description
4.1	Amended and Restated Trust Agreement, dated as of December 1, 2002, among the Company, as depositor, the Delaware Trustee and the Owner Trustee.

4.3	Indenture, dated as of December 1, 2002, between the Issuer and the Indenture Trustee.

10.1	Sale and Servicing Agreement, dated as of December 1, 2002, among the Company, as depositor, the Issuer and CarMax, as seller and servicer.

10.2	Administration Agreement, dated as of December 1, 2002, among the Company, CarMax, as administrator, and the Indenture Trustee.

10.3	Receivables Purchase Agreement, dated as of December 1, 2002, between CarMax, as seller, and the Company, as purchaser.

10.4	Policy, dated December 5, 2002, which was issued by the Insurer.